UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed on July 24, 2019 (the “Original Form 8-K”) by Ideanomics Inc. (the “Company”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, Ideanomics, Inc. (the “Company”) entered into an Acquisition Agreement (“Glory Agreement”) to purchase a 34% interest in Glory Connection Sdn. Bhd. (“Glory Connection”), a Malaysian Company, from its shareholder Beijing Financial Holding Limited, a Hong Kong registered company, for the consideration of 12,190,000 restricted common shares of Ideanomics (IDEX), representing US$24,380,000 at $2.00 per share. The acquisition was completed on July 18, 2019. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information of Glory Connection and Subsidiaries (“Glory Connection”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The unaudited consolidated interim financial statements as of June 30, 2019 and audited financial statements for the period from July 24, 2018 (Inception) to December 31, 2018 of Glory Connection are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information as of June 30, 2019 and for the six months ended June 30, 2019 and the period from July 24, 2018 (Inception) to December 31, 2018 are filed as Exhibit 99.2 to this report and incorporated herein by reference.

The unaudited pro forma financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the combined entity’s financial position or results of operations would have been had the transaction been completed at and as of the dates indicated. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the combined entity.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of B F Borgers CPA PC
99.1	Unaudited interim financial statements for the six months ended June 30, 2019 and audited financial statements for the period from July 24, 2018 (Inception) to December 31, 2018 of Glory Connection
99.2	Unaudited pro forma financial information as of June 30, 2019 and for the six months ended June 30, 2019 and the period from July 24, 2018 (Inception) to December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: October 3, 2019	By:	/s/ Conor McCarthy
Conor McCarthy
Chief Financial Officer